SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  April  23, 1996

                         BALCOR REALTY INVESTORS - 83
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                           Exact Name of Registrant

Illinois                                0-11805
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3189175
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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a) Desert Sands Village Apartments

In 1982, the Partnership acquired the Desert Sands Village Apartments, Phoenix, Arizona, utilizing approximately $6,388,000 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $9,880,000.

On April 23, 1996, the Partnership contracted to sell the property for a sale price of $14,579,423 to an unaffiliated party, ERP Operating Limited Partnership (the "Purchaser"), an Illinois limited partnership. The Purchaser has deposited $300,000 into an escrow account as earnest money. The Purchaser has the option, to be exercised prior to May 22, 1996, to assume the existing first mortgage loan collateralized by the property (the "Loan") at closing. If the option is exercised, the Purchaser is obligated to deposit an additional $200,000 into the escrow account no later than May 23, 1996. At closing, the Loan, which is expected to have a then outstanding balance of approximately $8,900,000, will be either assumed by the Purchaser or repaid from the sale proceeds, with the remainder of the purchase price paid in cash. The Purchaser will pay all closing costs relating to the sale, including title charges and prepayment or assumption fees relating to the Loan. Of the remaining sale proceeds, an amount not to exceed $500,000 will be retained by the Partnership and not be available until 120 days after closing. Neither the General Partner, its affiliates nor any unaffiliated third party will receive a brokerage commission in connection with the sale of the property. An affiliate of the third party providing property management services for the Partnership and certain affiliates will receive a fee for services in connection with the sale of the property of $109,346. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale, including legal fees.

If the Loan is to be repaid at closing, the closing will occur on the earliest day the holder of the Loan will permit the Loan to be repaid, to be no earlier than June 6, 1996. If the Purchaser has exercised the option to assume the Loan, the closing will be extended to a date no later than July 19, 1996.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell 18 other properties to the Purchaser, including Eagle Crest Apartments, Phase I, described elsewhere in this report.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b) Eagle Crest Apartments, Phase I

In 1982, Eagle Crest Apartments, Phase I, Irving, Texas, was acquired by a joint venture (the "Joint Venture") in which the Partnership is general partner and the seller of the property (the "JV Partner") is the limited partner. The Partnership and the JV Partner hold interests in the Joint Venture of 80% and 20%, respectively. The JV Partner contributed a 20% undivided interest in the land underneath the property to the Joint Venture and the Partnership contributed approximately $5,161,000 towards the purchase of the property. The property was acquired subject to first mortgage financing of approximately $7,525,000. In 1995, the mortgage loan was refinanced with a new mortgage loan (the "Loan") in the amount of $7,180,000.

On April 23, 1996, the Joint Venture contracted to sell the property for a sale price of $9,270,000 to an unaffiliated party, ERP Operating Limited Partnership (the "Purchaser"), an Illinois limited partnership. The Purchaser has deposited $300,000 into an escrow account as earnest money. The Purchaser has the option, to be exercised prior to May 22, 1996, to assume the Loan at closing. If the option is exercised, the Purchaser is obligated to deposit an additional $200,000 into the escrow account no later than May 23, 1996. At closing, the Loan, which is expected to have a then outstanding balance of approximately $7,100,000, will be either assumed by the Purchaser or repaid from the sale proceeds, with the remainder of the purchase price paid in cash. The Purchaser will pay all closing costs relating to the sale, including title charges and prepayment or assumption fees relating to the Loan. Of the remaining sale proceeds, an amount not to exceed $500,000 will be retained by the Joint Venture and not be available until 120 days after closing. Neither the General Partner, its affiliates nor any unaffiliated third party will receive a brokerage commission in connection with the sale of the property. An affiliate of the third party providing property management services for the Partnership and certain affiliates will receive a fee for services in connection with the sale of the property of $92,700. The General Partner will be reimbursed by the Joint Venture for actual expenses incurred in connection with the sale, including legal fees. In accordance with the terms of the Joint Venture agreement, the Partnership will receive all net sale proceeds.

If the Loan is to be repaid at closing, the closing will occur on the earliest day the holder of the Loan will permit the Loan to be repaid, to be no earlier than June 6, 1996. If the Purchaser has exercised the option to assume the Loan, the closing will be extended to a date no later than July 19, 1996.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell 18 other properties to the Purchaser, including Desert Sands Village Apartments described elsewhere in this report. One of the 19 properties, Eagle Crest Apartments, Phase II, which is owned by a limited partnership consisting of the JV Partner and an affiliate of the General Partner, is located adjacent to this property. If a default occurs under the agreement of sale for the property or the adjacent property, such action will be considered a default under the other agreement. In the event the Purchaser terminates either agreement, the other agreement will also be deemed to be terminated.

The closing is subject to the satisfaction of numerous terms and conditions, including the closing of the sale of the adjacent property. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2) (a)  Agreement of Sale and attachment thereto
                     relating to the sale of the Desert Sands Village apartment complex, Phoenix, Arizona.

              (b)  Agreement of Sale and attachment thereto
                     relating to the sale of the Eagle Crest
                     apartment complex, Phase I, Irving, Texas.

No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.


Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR REALTY INVESTORS-83

                         By:  Balcor Partners-XIII, an Illinois
                                general partnership, its general
                                partner

                         By:  RGF-Balcor Associates-II, an
                                Illinois general partnership, a partner

                         By:  The Balcor Company,
                                a Delaware corporation,
                                a partner

                         By:  /s/Jerry M. Ogle
                            ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary
Dated:  May 8, 1996
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